                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI, Inc.                            Case No. 03-12656 (MFW)
                                           Reporting Period: 10/01/04 - 10/31/04

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                               FORM NO.       ATTACHED       ATTACHED
------------------                                                               --------       --------     -----------
Schedule of Cash Receipts and Disbursements                                      MOR - 1A          x
    Bank Reconciliations (or copies of Debtor's bank reconciliations)            MOR - 1B          x
Statement of Operations                                                          MOR - 2
Balance Sheet                                                                    MOR - 3
Status of Postpetition Taxes                                                     MOR - 4           x
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                x
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                       x
Summary of Unpaid Postpetition Debts                                             MOR - 4           x
    Listing of aged accounts payable                                                               x
Accounts Receivable Aging                                                        MOR - 5           x
Debtor Questionnaire                                                             MOR - 5           x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Montgomery W. Cornell                Chief Restructuring Officer
----------------------------------      --------------------------------------
Signature of Responsible Party          Title

Montgomery W. Cornell                   11/23/2004
----------------------------------      --------------------------------------
Printed Name of Responsible Party       Date

PREPARER:

/s/ John Franks                         Operations Manager
----------------------------------      --------------------------------------
Signature of Preparer                   Title

John Franks                             11/23/2004
----------------------------------      --------------------------------------
Printed Name of Preparer                Date

IN RE DVI, INC.
CASE NUMBER: 03-12656 (MFW)                REPORTING PERIOD: 10/01/04 - 10/31/04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                                      CURRENT MONTH                            CUMULATIVE FILING TO DATE
                                                         ACTUALS                                        ACTUALS
                                                      -------------                            -------------------------
CASH BEGINNING OF MONTH (a)                                 1                                             420

RECEIPTS:
Customer Payments                                           -                                               -
Trust Receipts                                              -                                               -
Trust Advances                                              -                                               -
Receipt of Servicer Fee                                     -                                               -
DIP Facility Advances                                       -                                               -
                                                         ----                                         -------
TOTAL RECEIPTS                                              -                                               -
                                                         ----                                         -------
DISBURSEMENTS
Payroll (b)                                                 -                                               -
Benefits (b)                                                -                                               -
Building Costs                                              -                                               -
Equipment Costs                                             -                                               -
Auto, Travel & Entertainment                                -                                               -
Outside Services                                            -                                               -
Sales & Use Taxes                                           -                                               -
Payments by Affiliates on Debtor's Behalf (c)             609                                          10,578
DIP Facility Repayments (d)                                 -                                            (419)
Other Expense                                               -                                               -

Professional Fees (c)                                    (609)                                        (10,578)
U.S. Trustee Quarterly Fees                                 -                                               -
                                                         ----                                         -------
TOTAL DISBURSEMENTS                                         -                                            (419)
                                                         ----                                         -------
NET CASH FLOW                                               -                                            (419)
                                                         ----                                         -------
CASH END OF MONTH                                           1                                               1
                                                         ----                                         -------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS                                                                                         -
 Transfers to Debtor in Possession Accounts                                                                 -
 Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                                   -

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                             -

(a) Cash amount was collected from the sale of DVI Financial Services Inc.'s interest in Diamond Medical, a Japanese joint venture.

(b)   There are no DVI, Inc. employees.

(c) DVI, Inc., DVI Financial Services Inc. (case #03-12657) and DVI Business Credit Corporation (case #03-12658) have determined to allocate professional fees paid by DVI Financial Services Inc. in equal parts to each Debtor.

(d)   Amount swept to DIP bank account during October 2003.

                                                                          MOR-1A

IN RE DVI, INC.
CASE NUMBER: 03-12656 (MFW)                REPORTING PERIOD: 10/01/04 - 10/31/04

BANK RECONCILIATIONS
(in thousands)

                                                                             ACCOUNTS                            CURRENT MONTH
                                                                 OPERATING                 OTHER                    ACTUALS
                                                                 ---------                 -----                    -------
CASH BEGINNING OF MONTH (a)                                           1                      -                         1

RECEIPTS:
Customer Payments                                                     -                      -                         -
Trust Receipts                                                        -                      -                         -
Trust Advances                                                        -                      -                         -
Receipt of Servicer Fee                                               -                      -                         -
DIP Facility Advances                                                 -                      -                         -
                                                                   ----                   ----                      ----
TOTAL RECEIPTS                                                        -                      -                         -
                                                                   ----                   ----                      ----
DISBURSEMENTS

Payroll (b)                                                           -                      -                         -
Benefits (b)                                                          -                      -                         -
Building Costs                                                        -                      -                         -
Equipment Costs                                                       -                      -                         -
Auto, Travel & Entertainment                                          -                      -                         -
Outside Services                                                      -                      -                         -
Sales & Use Taxes                                                     -                      -                         -
Payments by Affiliates on Debtor's Behalf (c)                       609                                              609
DIP Facility Repayments                                               -                      -                         -
Other Expense                                                         -                      -                         -

Professional Fees (c)                                              (609)                     -                      (609)
U.S. Trustee Quarterly Fees                                           -                      -                         -
                                                                   ----                   ----                      ----
TOTAL DISBURSEMENTS                                                   -                      -                         -
                                                                   ----                   ----                      ----
NET CASH FLOW                                                         -                      -                         -
                                                                   ----                   ----                      ----
CASH END OF MONTH                                                     1                      -                         1
                                                                   ----                   ----                      ----
BANK BALANCE                                                          1                      -                         1
   Deposits in Transit                                                -                      -                         -
   Outstanding Checks                                                 -                      -                         -
   Other                                                              -                      -                         -
ADJUSTED BANK BALANCE                                                 1                      -                         1

(a) Cash amount was collected from the sale of DVI Financial Services Inc.'s interest in Diamond Medical, a Japanese joint venture.

(b)   There are no DVI, Inc. employees.

(c) DVI, Inc., DVI Financial Services Inc. (case #03-12657) and DVI Business Credit Corporation (case #03-12658) have determined to allocate professional fees paid by DVI Financial Services Inc. in equal parts to each Debtor.

                                                                          MOR-1B

In re DVI, Inc.                          Case No. 03-12656 (MFW)
                                         Reporting Period:   10/01/04 - 10/31/04

                          STATUS OF POSTPETITION TAXES
(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                                          Beginning           Amount                               Ending
                                                             Tax            Withheld or          Amount              Tax
                                                          Liability           Accrued             Paid            Liability
                                                          ---------           -------             ----            ---------
FEDERAL
Withholding                                                   -                  -                 -                  -
FICA-Employee                                                 -                  -                 -                  -
FICA-Employer  (a)                                            -                  -                 -                  -
Unemployment                                                  -                  -                 -                  -
Income                                                        -                  -                 -                  -
Other                                                         -                  -                 -                  -
    Total Federal Taxes                                       -                  -                 -                  -
STATE AND LOCAL
Withholding                                                   -                  -                 -                  -
Sales (a)                                                     -                  -                 -                  -
Excise                                                        -                  -                 -                  -
Unemployment                                                  -                  -                 -                  -
Real Property                                                 -                  -                 -                  -
Personal Property                                             -                  -                 -                  -
Florida Doc Stamp                                             -                  -                 -                  -
Franchise                                                     -                  -                 -                  -
Other: Local Income Tax Withholding                           -                  -                 -                  -
    Total State and Local                                     -                  -                 -                  -
TOTAL TAXES                                                   -                  -                 -                  -

                      SUMMARY OF UNPAID POSTPETITION DEBTS
(in thousands)

ACCOUNTS PAYABLE AGING                                            AMOUNT
----------------------                                            ------
Current                                                              -
0 - 30 days                                                          -
31 - 60 days                                                         -
61 - 90 days                                                         -
91+ days                                                             -
TOTAL ACCOUNTS PAYABLE                                               -

Explain how and when the Debtor intends to pay any past-due postpetition debts.

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(a)   Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities.

                                                                           MOR-4

In re DVI, Inc.                            Case No. 03-12656 (MFW)
                                           Reporting Period: 10/01/04 - 10/31/04

                            ACCOUNTS RECEIVABLE AGING
(in thousands)

ACCOUNTS RECEIVABLE AGING (a)                                      AMOUNT
0 days old                                                            -
1 - 30 days old                                                       -
31 - 60 days old                                                      -
61 - 90 days old                                                      -
91- 120 days old                                                      -
+ Over 121 days                                                       -
Total Accounts Receivable                                             -
Amount considered uncollectible (Bad Debt)                            -
Accounts Receivable (Net)                                             -

                       DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                            YES   NO
----------------------------                                            ---   --
1.    Have any assets been sold or transferred outside the normal course of business this reporting period?
      If yes, provide an explanation below.                                    X

2.    Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
      If yes, provide an explanation below.                                    X

3.    Have all postpetition tax returns been timely filed?
      If no, provide an explanation below.                               X

4.    Are workers compensation, general liability and other
      necessary insurance coverages in effect?
      If no, provide an explanation below.                               X

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(a)   Debtor does not have any receivables.

                                                                           MOR 5

DVI, Inc.
Case No. 03-12656 (MFW)
Reporting Period: 10/01/04 - 10/31/04

                                    DVI, INC.
                                  TAX AFFIDAVIT

To the best of my knowledge, DVI, Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

       11/23/2004                           /s/ Montgomery W. Cornell
-------------------------                   --------------------------------
         Date                               Signature of Responsible Party
                                            Montgomery W. Cornell